                                TENANCY AGREEMENT

THIS AGREEMENT made the 30th day of June One thousand nine hundred and ninety seven BETWEEN East Asia Property Agency (hereinafter called "the Landlord") of the one Part and Physical Health Centre Hong Kong Limited (hereinafter called "the Tenant") of the other part.

WHEREBY: IT IS HEREBY AGREED as follows:-

I. The Landlord lets and the Tenant takes ALL THOSE the premises more particularly set out and described in Part 3 of the Schedule hereto (hereinafter referred to as "the said premises") together with the use in common with the co-owners of the building of which the said premises form part (hereinafter referred to as "the said building") their tenants work-people and persons authorised by them of the entrance lifts (if any) passages and staircases leading to the said premises for the term specified in Part 4 of the Schedule hereto determinable as hereinafter mentioned YIELDING AND PAYING therefor during the said term monthly and every calendar month the rent as set out in Part 5 of the Schedule hereto exclusive of rate and management fees payable in Hong Kong Currency in advance on the day of each and every calendar month as set out in Part 5 of the Schedule hereto without deduction whatsoever.

II. THE TENANT TO THE INTENT THAT THE OBLIGATIONS MAY CONTINUE THROUGHOUT THE TERM OF TENANCY HEREBY CREATED AGREES WITH THE LANDLORD as follows:-

1. (i) To pay the said rent at the times and in manner aforesaid and other payments in manner as hereinafter mentioned.

    (ii) To pay all existing and future rates taxes assessments and outgoings payable in respect of the said premises either by the owner or occupier thereof except only Crown rent and property tax.

2. (i) To pay and discharge punctually during the said term all charges for electricity, water, gas, telephone rental and other outgoings now or at any time hereafter consumed by the Tenant and chargeable in respect of the said premises and to pay all necessary deposits for the same.

    (ii) To pay and discharge punctually during the said term the monthly contribution towards the costs charges and expenses for the maintenance and management of the said building chargeable in respect of the said premises as provided under the Dead of Mutual Covenants of and relating to the said building (if any) or as the Management Agent or Manager of the building shall reasonably require.

3. (i) To constantly maintain and keep the whole of the interior of the said premises and every part thereof in good clean tenantable repair and condition including, but not limited to, all doors, windows, skylights, locks, hinges, bolts, ceilings, floors, water pipes, water closets, gas pipes, electrical installations and wirings and all the Landlord's fixtures and fittings therein (fair wear and tear excepted).

    (ii) To be wholly responsible for any loss damage or injury caused to any person whomsoever directly or indirectly through the defective or damaged condition of any part of the interior of the said premises and to make good the same by payment or otherwise and to indemnity the Landlord against all actions proceedings claims and demands made upon the Landlord in respect of any such loss damage or injury and all costs and expenses incidental thereto.

4. (i) To permit the Landlord and all person authorized by him at all reasonable times on giving reasonable prior notice (except in case of emergency) to enter into the said premises to view the condition thereof and to give or leave notice in writing upon the said premises for the Tenant of all defects and wants of repair there found for which the Tenant is responsible hereunder and within 14 days after every such notice to well and sufficiently repair and make good such defects and wants of repair of which notice have been given or left.

    (ii) To take all reasonable precautions to protect the interior of the said premises against damage by storm typhoon or the like threats.

    (iii) To replace all broken-or damaged windows, doors and fixtures of and in the said premises whether the same be broken or damaged due to the negligence or default of the Tenant or owing to circumstances beyond the control of the Tenant.

    (iv) If any defects or wants of repair shall be found and if the Landlord shall give or leave a notice in writing at the said premises or at the business address of the Tenant requiring him to amend the same and if the Tenant shall not within 14 days after the service of such notice proceed diligently with the execution of such repairs then to permit the Landlord or his authorized person to enter upon the said premises and execute such repairs and the costs thereof incurred by the Landlord shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action.

5. To permit the Landlord to use and maintain existing pipes and conduits in and through the said premises. The Landlord or its agents shall have the right to enter the said premises at all reasonable times on giving reasonable prior notice (except in case of emergency) to examine the same.

6. In the event of any of the drains and pipes in the said premises or of the said building becoming choked or stopped up owing to careless use by the Tenant his staff or his work-people or customers or any persons authorised by him to pay the cost incurred by the Landlord in cleansing and clearing the said drains and pipes from obstruction.

7. Not to make or permit to be made any structural alterations in or additions to the said premises or to the electrical wirings installations or other Landlord's fixtures or cut maim or injure or suffer to be cut maim or injured any doors windows walls structural members or other fabric thereof without having first obtained the written license and consent or the Landlord thereof. If any such consent shall be granted by the Landlord it shall-in any event be subject to the condition that the Tenant shall not cause any damage to the said premises or any part thereof in addition to such other conditions as the Landlord shall think fit to impose and subject to the approval of the Public Works Department or other Government authority (if necessary).

8. Not to assign underlet or otherwise part with the possession of the said premises or any part thereof either by way of transfer subletting lending sharing assignment or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the said premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event any such transfer subletting lending sharing assignment or parting with the possession of the said premises this Agreement shall at the option of the Landlord absolutely determine and the Tenant shall forthwith surrender the said premises to the Landlord. This tenancy shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing the following acts and events shall unless approved in writing by the Landlord be deemed to be breaches of this Clause:-

    (i) In the case of a tenant which is a partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

    (ii) In the case of a tenant who is an individual (including a sole surviving partner of a partnership tenant) the death insanity or other disability of that individual to the intent that no right to use possess occupy or enjoy the said premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual.

    (iii) In the case of a tenant which is a corporation any take-over reconstruction amalgamation merger voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control thereof.

    (iv) The giving by the tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use possess occupy enjoy the said premises or any part thereof or does in fact use possess occupy or enjoy the same.

    (v)   The change of the Tenant's business name.

9   Not to do or cause or permit or suffer to be done an thing in or upon the said premises or any part thereof which may at any time be or become a nuisance annoyance damage or disturbance to the Landlord or the tenants or occupiers of the neighbouring premises or in anywise against the laws or regulations of Hong Kong.

10. Not to do or cause or permit or suffer to be done any act deed matter or thing whatsoever in contravention of the negative or restrictive covenants terms or conditions of the Conditions of Sale or Crown Lease under which the said premises are held from the Crown or of the relevant Deed of Mutual Covenant of the said building.

11. Not to keep or store or cause or permit or suffer to be kept or stored any arms, ammunition, unlawful goods, gun powder, saltpetre, kerosene or other explosive or combustible substance on or in any part of the said premises.

12. Not to use the said premises or any part thereof for any illegal or immoral purpose.

13. To use the said premises for general commercial purpose by the Tenant only.

14. Not to do or cause or permit or suffer to be done anything whereby the policy or policies of insurance of the said premises or of the other parts of the said building against damage may be rendered void or voidable or whereby the premium for such insurance may be increased and the Tenant shall indemnity the Landlord against such increased additional premium or damages as show have been brought about or caused by the Tenants act or default.

15. Not to put or place any dust-bins, garbage-cans, furniture, chattels, packing cases, boxes, goods or any other things in the staircases, landings or other common passages in the said building not in the exclusive occupation of the Tenant.

16. Not to exhibit or display within or on the exterior of the said premises any writing sign or other device whether illuminated or not which may be visible from outside the said premises. The Landlord or his authorised agents shall have the right to remove at the costs and expenses of the Tenant any such signboard, sign, decoration, or device which shall be affixed or put up or displayed.

17. At the Tenant's expense to take all such steps and precautions as shall be required by the Landlord to prevent the said premises or any part thereof from becoming infested by termites, rats, mice, roaches or any other pest or vermin. The Tenant shall employ at the Tenant's costs such pest extermination contractors as the Landlord may require and at such intervals as the Landlord at may direct.

18. At the expiration or sooner determination of this Agreement to deliver up to the Landlord the said premises including the Landlord's fixtures and fittings therein in good and substantial repair and conditions as aforesaid (fair wear and tear excepted) together with any additional fixtures erections alterations or improvements which the Tenant may with the consent of the Landlord as aforesaid have made upon or in the said premises and which the Landlord in his absolute discretion may be willing to retain without payment of any compensation for such additional fixtures erections alterations or improvements. The Landlord shall have the right to require the Tenant to reinstate to its original state any part of the said premises in respect of which the Tenant may have carried out alterations with the consent of the Landlord.

19. Not to use or allow to be used the said premises or any part thereof for the preparation of food or cooking nor to cause or permit any odour or noxious smell which shall in the sole opinion of the Landlord be offensive or unusual to be produced upon permeated through or emanated from the said premises.

20. During the three (3) calendar months immediately preceding the expiration or sooner determination of the term created hereunder to allow at all reasonable times during the daytime on giving 24 hours prior notice in writing (which shall include details of the persons requiring access):

    (i) the Landlord and its representatives or agents with prospective tenants or purchaser to inspect the said premises.

    (ii) the Landlord to enter the said premises for the purpose of preparing a schedule of dilapidation (hereinafter referred to as "the Dilapidation Schedule") in respect of the condition and state of repair of the said premises and of the fixtures and fittings therein the repair or maintenance of which is the responsibility of the Tenant hereunder. The Dilapidation Schedule will be served upon the Tenant and the Tenant shall either

        (a) complete the works set out in the Dilapidation Schedule to the satisfaction of the Landlord within 14 days of service of the Dilapidation Schedule, or

        (b) pay to the Landlord the costs of the works shown on the Dilapidation Schedule which payment will operate as a discharge of all of the Tenant's repairing obligations herein.

2l.   To move heavy or bulky equipment, fixtures and other articles and things only at such times during such hours as specified by or otherwise agreed with the Landlord and/or the Manager or Management Committee of the said building and through such entrances and by such lifts and routes as shall be designated by or otherwise agreed with the Landlord for this purpose from time to time.

22. To employ in or about the said premises only the cleaners as shall be nominated by the Landlord and/or the building Manager or Management Committee of the said building for the cleaning of the said premises and to remove and dispose of each day from the said premises all garbage or rubbish to such location as shall reasonable be specified by the Landlord and/or the Manager or Management Committee of the said building in manner and subject to such rules and regulations from time to time prescribed by the Landlord and/or Manager or Management Committee of the said building and until such time as such garbage or rubbish is removed from the said building to keep within the said premises the same securely sealed in containers.

23. To observe such house rules as may from time to time be established by the Management Committee or Manager of the said building for the purpose of the proper management and control of the said building.

24. To obey and comply with all the requirements of the Hong Kong Government or other lawful authorities and with all laws ordinances rules and regulations with respect to the said premises and to be answerable and responsible for any failure on the part of is employees servants workmen licensees customers or all other authorised persons to observe such requirements laws ordinances rules and regulations.

25. Not to do make or permit or suffer to be done or made any damage, injury, alterations or additions in or to the lifts.

26. Not to hang, fix or erect any venetian blinds or sun blinds of any description, shelters or coverings, wire or aerial wiring, or other things whatsoever on any exterior part of the said building including the roof and the exterior wall of the said premises.

27. Not to install or use in the said premises any furnace boiler or other plant equipment apparatus facilities that may produce fumes or smoke or will contravene any ordinances, bye-laws, rules and regulations for the time being in force governing the control of any form of pollution and the protection of environment.

28. Not to install any plant, equipment, apparatus or machinery which requires any additional main wiring or which consumes electricity not metered through the Tenant's separate meter from which the Tenant's consumption of electricity is calculated and not to do anything whereby the maximum capacity of the electricity supply to the said premises shall be exceeded.

29. Not to use or cause or permit the use of the entrances, exits, halls, lobbies, corridors, staircases, landings, passageways, lavatories and other common parts of the said building for the purpose of drying laundry or hanging or placing or storing any article or thing thereon or therein and not to permit the Tenant's servants, employees. agent, invitees licensees and customers to use the same for loitering or eating.

30. Not to do or suffer to be done anything which is in contravention of the permitted use in respect of the said building and which shall amount to a breach or non-observance of the provisions of the Deed of Mutual Covenant and for Management Agreement in respect of the said building or any of the terms and conditions of the government grant lease or otherwise under which the land on which the said building is constructed or erected is held from the Government so far as they relate to the said building and affect the said premises.

31. Not to use the said premises or any part thereof for the manufacture or storage of goods or merchandise other than storage for the purpose of and in quantities consistent with the use of the said premises by the Tenant for the purpose or use specified in Part 3 of the Schedule hereto.

32. Not to affix or display or permit or suffer to be affixed or displayed in the common parts of the said building any signboard, sign, decoration, poster, flag, notice or advertisement except those provided by the Landlord in such space as provided by the Landlord and prepared, affixed or installed at the sole cost and expense of the Tenant and not to affix or display or permit or suffer to be affixed or displayed on or at the door(s) or entrance(s) of the said premises any sign-board, sign, decoration, poster, flag, notice or advertisement except in such form style and manner with lettering and characters approved by the Landlord and not within the said premises to display or exhibit any sign poster or advertisements other than in connection with goods sold or service provided in the course of the Tenant's business carried on at the said premises and not to display or exhibit any sign, poster, or decoration or advertisement which, whether illuminated or not, is visible from outside of the said premises or which in the opinion of the Landlord (whose opinion shall be conclusive and binding on the Tenant) is of a lewd, obscene or otherwise offensive nature.

33. Not to use or permit or suffer the said premises or any part thereof to be used as sleeping quarters or as domestic premises within the meaning of any landlord and tenant legislation for the time being in force nor any other legislation for the time being in force nor to allow any person to remain in the said premises overnight.

34. Not to encumber or obstruct or permit or suffer to be encumbered or obstructed with any boxes, cartons, packages, rubbish, refuse, dustbins, garbage cans, furniture, chattels, or store of any goods, or other obstruction of any kind or nature any of the lifts, entrances. exits, halls, lobbies, corridors, staircases, landings passageways, lavatories and other common parts of the said building so that the same are at all times kept clear and free of any obstructions of any nature and the Landlord shall in addition to any other remedies which the Landlord may have hereunder be entitled without notice and at the Tenant's expense to remove and dispose of as it sees fit any such obstructions aforesaid without incurring any liability therefor whatsoever whether tortious or otherwise to the Tenant or any other person whomsoever and the Tenant shall on demand pay or reimburse to the Landlord all costs and expenses incurred in such removal.

35. Not to use or permit or suffer the lifts to be used in any improper manner or for any purposes other than those for which they are intended.

36. Not to keep or permit or suffer to be kept any animals birds or pets inside the said premises.

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III.   THE LANDLORD AGREES WITH THE TENANT as follows:-

1. That the Tenant paying the rent hereby reserved and all charges payable hereunder and performing and observing the agreements by the Tenant hereinbefore contained may peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming through or under or in trust for him.

2. To pay the Crown rent and property tax which are now or may hereafter during the said term be imposed by the Government upon the said premises.

IV   PROVIDED ALWAYS AND IT IS MUTUALLY AGREED as follows:-

1. That if and whenever any part of the rent hereby reserved or any other payments payable by the Tenant hereunder shall be in arrear for 15 days (whether the same shall have been formally demanded or not) or if and whenever there shall be a breach of any of the agreements by the Tenant hereinbefore contained or if the Tenant (being an individual of sole proprietor or partnership) shall commit an act of bankruptcy or shall have its Business Registration cancelled or (being a corporation) shall go into liquidation (either voluntary or otherwise) other than for the purpose of amalgamation or reconstruction or shall have any order made or resolution passed for winding up or if the Tenant shall enter into any composition or arrangement with his creditors or shall suffer execution to be levied upon any of his goods or effects the Landlord shall upon the happening of any such event be entitled to re-enter upon the said premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any rights which may have accrued to the Landlord by reason of any antecedent breach of any of the obligations on the part of the Tenant hereinbefore contained AND the deposit paid hereunder shall be forfeited to the Landlord as and for liquidated damages and not as penalty but without prejudice to the Landlord's right to claim any further damages which the Landlord shall have sustained or may sustain AND a written notice served by the Landlord on the Tenant or left at the said premises to the effect that the Landlord thereby exercises the power of re-entry shall be a full and sufficient exercise of such power without actual entry on the part of the Landlord. Notwithstanding the foregoing, the Landlord may in any such event at its option elect not to terminate this Agreement but to deduct from the deposit the amount of any monetary loss incurred by the Landlord in consequence of the breach, non-observance or non-performance by the Tenant in which event the Tenant shall, as a condition precedent to the continuation of the tenancy, deposit with the Landlord the amount so deducted and, if the Tenant shall fail so to do, the Landlord shall forthwith be entitled to re-enter on the said premises and to determine this Agreement in which event the deposit may be forfeited to the Landlord as hereinbefore provided.

2. For the purpose of these presents any act default or omission of the agents licensees servants visitors and customers of the Tenant shall be deemed to be the act default or omission of 'he Tenant.

3. To the extent that the Tenant can lawfully do so, the Tenant hereby expressly declares that at the expiration or sooner determination of this Agreement the Tenant will not invoke or seek to avail himself of any protection which may or shall hereafter be afforded by any ordinance or regulation of Hong Kong protecting tenants or lessees from eviction but will promptly and punctually quit and deliver up possession of the said premises at the expiration or sooner determination of this agreement as aforesaid.

4. The Tenant shall on the signing of this Agreement pay to the Landlord the sum as set out in Part 6 of the Schedule hereto by way of deposit for the due performance and observance of the agreements on the part of the Tenant herein contained. At the expiration or sooner determination of this Agreement subject to prior forfeiture in accordance with Clause IV hereof if the Tenant shall have paid all rent due hereunder and if there shall be no breach of any of the agreements on the Tenant's part to be observed and performed the Landlord will repay to the Tenant the said deposit but without any interest thereon within 30 days after delivery of vacant possession of the said premises to the Landlord and after full settlement of all outstanding payments in respect of the said premises payable by the Tenant.

5. The Tenant hereby expressly declares that he has paid no premium, construction fee, key money or other sum of money of a similar nature to the Landlord or other person or persons authorised by him for the possession of the said premises or for the granting of the tenancy created by this Agreement.

6. In the event of the said premises or any part thereof at any time during the said term being damaged or destroyed by fire or by any other cause (not attributable to the act or default of the Tenant) so as to be unfit for occupation and use or become subject to a closure order or become totally inaccessible to the Tenant then the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the said premises shall again be rendered fit for occupation and use or until the said premises cease to be subject to a closure order or cease to be totally inaccessible and any dispute concerning this Clause shall be determined by arbitration in accordance with the Arbitration Ordinance of the Laws of Hong Kong or any statutory enactment in that behalf for the time being in force Provided Always that the Landlord shall not be required to reinstate the said premises if by reason of their condition or any local regulations or other circumstances beyond the control of the Landlord it is in the opinion of the Landlord (whose opinion shall be conclusive) not economical or practicable or reasonable so to do.

7. Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements stipulations and conditions herein contained and on the Tenant's part to be observed and performed.

8. The Landlord shall not be under any liability to the Tenant or to any other person whomsoever in respect of any loss, damage or injury to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to the failure or malfunctioning of the lifts, air-conditioning system (if any), water pumps drainage system or electrical wiring or equipment of and in the said building or the overflow of water or the escape of fumes smoke fire or any other substance or thing originating from anywhere within the said building and in any such events the Tenant sha11 not be entitled to any abatement of rent air-conditioning charges (if any), management fees or other charges payable by the Tenant hereunder. The Tenant shall fully and effectually indemnity the Landlord from and against all claims, demands actions and legal proceedings whatsoever made against the Landlord by any person in respect of any loss damage or injury caused by or through or in any way owing to the overflow of water or the escape of fumes smoke fire or any other substance or thing originating from the said premises or to the negligence or default of the Tenant his servants agents or licencees or to the defective or damaged condition of the interior of the said premises or any fixtures or fittings for the repair of which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim or demands, actions or legal proceedings.

9. For the purposes of Part III of Landlord and Tenant (Consolidation) Ordinance and of these presents the rent and other charges payable in respect of the said premises shall be and be deemed to be in arrear if not paid in advance at the times and in manner hereinbefore provided for payment thereof. All costs of and incidental to the demand for rent distraint or any legal action for the recovery of rent and any other sums due hereunder shall be recoverable from the Tenant as a debt.

10. Any notice under this Agreement shall be in writing and any notice to the Tenant shall be sufficiently served if left addressed to him on or at the said premises or any part thereof or sent to him or its registered office by registered post or left at his or its last known address in Hong Kong and any notice to the Landlord shall be sufficiently served if delivered to him personally or sent to him or its registered office by registered post or left at his or its last known address in Hong Kong.

11. The Landlord shall be entitled to treat non-payment of management fee and rates (if any) and any other payment payable by the Tenant hereunder or any part hereof in all respects as non-payment of rent under this Agreement.

12. If the Management Committee or Manager (if any) of the said building or any lawful authority shall at any time during the said term hereby created make any reasonable complaint opposition objection or protest against the Tenant on the user of the said premises the Tenant shall forthwith cease to use the said premises in the manner which gave rise to the said complaint opposition objection or protest.

13. The expression "the Tenant" shall (where the context permits) mean and include the party or parties specifically named and shall not include the executors and administrators of any such party or where such party is a corporation any liquidator thereof.

14. All costs of and incidental to the preparation completion and stamping of this Agreement in duplicate and the stamp duty payable thereon shall be borne and paid by the parties hereto in equal shares.

V. The Landlord and the Tenant hereby jointly and severally declare and confirm that the rent herein reserved is the best rent which can be reasonably obtained for the grant of this tenancy without a premium.

VI. It is hereby declared that (if the context permits or requires) words importing the singular shall include the plural and vice versa and words importing a gender include every gender.

VII. It is hereby further agreed and declared that in the case of two or more persons, firms or corporations renting the said premises jointly as tenants, all and each of them shall be jointly and severally liable for the obligations to be performed and observed on the part of the Tenant and every agreement and undertaking on their part shall be construed accordingly. A notice served in accordance with Clause IV 10 of this Agreement on any one of them shall be deemed to big sufficiently served or all and each of them.

VIII. This Agreement. is executed in English and the Chinese version annexed hereto is for reference only which shall not affect the interpretation or construction of this Agreement.

IX. The Tenant shall not without the prior written consent of the Landlord assign this Agreement or any part thereof to any person.

AS WITNESS the hands of the parties hereto the day and year first above written.

                        THE SCHEDULE ABOVE REFERRED TO
                        ------------------------------

PART 1   The Landlord         YEUNG KWOK KIN

                              c/o East Asia Property Agency Company Limited
of
                              7th Floor, 314-324 Hennessy Road, Hong Kong.

PART 2   The Tenant          PHYSICAL HEALTH CENTRE H.K. LTD.

PART 3   The said premises   GROUND FLOOR 5 JUNCTION ROAD KOWLOON

         Use                 SHOP USE ONLY

PART 4   Term of Tenancy     (TWO (2)) YEARS from the 1ST day of July 1997
                             to the 3OTH day of June 1999 (both days
                             inclusive).

PART 5   The Rent            DOLLARS FIFTY NINE THOUSAND ONLY
                             ($59,000.00*****) Hong Kong Currency (exclusive of rates and exclusive of building management fees) per month payable in advance on the day of each and every calendar month without deduction whatsoever.

PART 6   The Rental Deposit  DOLLARS ONE HUNDRED SEVENTY SEVEN THOUSAND ONLY
                             ($177,000.00*****) Hong Kong Currency.
         The Water Deposit   DOLLARS NIL
                             ($*****) Hong Kong Currency.
         The Electricity Deposit:
                             DOLLARS SEVEN THOUSAND FOUR HUNDRED AND TWENTY
                             ONLY ($7,420.00****) Hong Kong Currency.


SIGNED by

                                            the Landlord by his attorney
                                            For EAST ASIA PROPERTY AGENCY
                                            COMPANY LIMITED
for and on behalf of East
Asia Property Agency Co., Ltd.
the lawful attorney of the
Landlord whose signatures                   ------------------------------
are verified by:-                           Authorized Signature(s)

SIGNED by the Tenant in the
presence of:-

INTERPRETED to the Tenant by:-



RECEIVED the day and                        the Landlord by his attorney
year first above written of and from the    For EAST ASIA PROPERTY AGENCY
Tenant the sum of DOLLARS ONE HUNDRED       COMPANY LIMITED.
EIGHTY FOUR THOUSAND FOUR HUNDRED
AND TWENTY ONLY
Hong Kong Currency (including the sum
of HK$ 112,420.00**** carried
forward from the deposit paid by Tenant
to the Landlord under the Precedent         ----------------------------
Tenancy Agreement) being the deposit        Authorized Signature(s)
money expressed above to be paid by         184,420.00 Hong Kong Dollars
the Tenant to the Landlord.